UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                              April 25, 2007
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     The discussion under Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment   of  Certain  Officers;  Compensatory  Arrangements  of
           Certain Officers.

     On April 25, 2007,  Applebee's  International,  Inc.  (the  "Company")  and
Breeden Capital Management LLC and its affiliated investment funds ("Breeden Capital") entered into an agreement (the "Settlement Agreement") appointing Mr. Richard Breeden and Mr. Laurence Harris, effective April 26, 2007, to the Applebee's board and ending the proxy contest that was to occur at the Company's 2007 Annual Meeting of Stockholders. Pursuant to the terms of the Settlement Agreement, Mr. Breeden and Mr. Harris will be added to the Company's revised slate of director nominees at the Annual Meeting. The slate of director nominees to be presented by the Company for election at the 2007 Annual Meeting of Stockholders will now consist of the following six persons: Mr. Breeden, Mr. Harris, Jack P. Helms, Lloyd L. Hill, Burton ("Skip") M. Sack, and Michael A. Volkema. Mr. Hill continues to serve as chairman of the board of directors of the newly expanded 14-member board.

     Effective April 26, 2007, Mr. Breeden is a member of the Strategy Committee, the Corporate Governance/Nominating Committee and the Executive
Compensation Committee, and Mr. Harris is a member of the Corporate Governance/Nominating Committee and the Audit Committee.

     The Settlement Agreement also calls for Breeden Capital to observe customary restrictions on conducting proxy contests. These restrictions will remain in place so long as a Breeden Capital nominee remains on the Board of Directors of the Company. The Company plans to return to a 12 member board, including Mr. Breeden and Mr. Harris, by the 2008 Annual Meeting. The Settlement Agreement also provides for the reimbursement of certain expenses of Breeden Capital in connection with the proxy contest. The Settlement Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The press release announcing the Settlement Agreement is attached as Exhibit 99.1 hereto.

     Mr. Breeden has served since 2005 as Chairman and Chief Executive Officer of Breeden Capital Management LLC, the manager of a series of affiliated investment funds. He has also served since 1996 as Chairman of Richard C. Breeden & Co., LLC ("Breeden & Co."), a professional services firm specializing in strategic consulting, financial restructuring and corporate governance advisory services. Mr. Breeden is a former Chairman of the U.S. Securities and Exchange Commission and former Corporate Monitor of WorldCom, Inc. He currently serves on the Board of Banco Bilbao Vizcaya Argentaria, S.A., of Spain (NYSE:
BBV), one of the 20 largest banks in the world by market capitalization.

     Mr. Harris is Of Counsel to the law firm Patton Boggs LLP and was a partner with the firm from May 2001 until December 2004. From December 1996 to April 2001, Mr. Harris was senior vice president and general counsel of Teligent, Inc., an international telecommunications company. Mr. Harris serves on the board of directors and is chairman of the audit committee of Sports Brands International, Inc., the parent company of FILA, and serves on the board of directors and is chairman of the audit committee of Inphonic Inc., a seller of online wireless services and products.

     Mr. Breeden and Mr. Harris were appointed to the Board in accordance with the terms of the Settlement Agreement discussed above. There are no related party transactions between the Company and Mr. Breeden or Mr. Harris.

     Each of them will receive the standard compensation received by outside members of the Board of Directors. These compensation arrangements are discussed in the Company's most recent proxy statement filed in connection with the 2007 Annual Meeting of Stockholders. Each of them will also enter into the Company's standard director and officer indemnification agreement which provides that the Company will hold them harmless generally to the full extent permitted by Delaware law.

Item 5.03  Amendment  to Articles  of Incorporation or  Bylaws; Change in Fiscal
           Year.

     Effective April 26, 2007 the Board of Directors of the Company adopted an amendment to Article III, Section 1 of the Bylaws of the Company, increasing the possible size of the Board of Directors. Previously, the Bylaws provided that the number of members of the Board of Directors would be not less than 9 nor more than 13, with the exact number set by resolution of the Board of Directors. After the amendment, the Bylaws provide that this number is no less than 9 nor more than 14, with the exact number set by resolution of the Board of Directors. The complete text of the amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) EXHIBITS. The following exhibits are filed herewith:

          3.1    Amendment   to  Amended   and  Restated  Bylaws  of  Applebee's
                 International, Inc. dated April 26, 2007

          10.1 Settlement Agreement among Applebee's International, Inc. and Breeden Capital Management LLC and its affiliated funds dated April 25, 2007

          99.1   Press  release   of   Applebee's  International,  Inc.,  dated
                 April 26, 2007

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 30, 2007

                         APPLEBEE'S INTERNATIONAL, INC.


                                        By: /s/ Steven K. Lumpkin
                                           -------------------------------------
                                           Steven K. Lumpkin
                                           Executive Vice President and
                                           Chief Financial Officer

                                  Exhibit Index

Exhibit
Number     Description
-------    -----------
3.1 Amendment to Amended and Restated Bylaws of Applebee's International, Inc. dated April 26, 2007

10.1 Settlement Agreement among Applebee's International, Inc. and Breeden Capital Management LLC and its affiliated funds dated April 25, 2007

99.1       Press release of Applebee's International, Inc., dated April 26, 2007


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